                                                                       Exhibit 3

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                        FEDERATED DEPARTMENT STORES, INC.

                                       and

                       STATE STREET BANK AND TRUST COMPANY
                (successor to The First National Bank of Boston),

                                     Trustee


                       NINTH SUPPLEMENTAL TRUST INDENTURE

                            Dated as of July 14, 1997

                           Supplementing that certain

                                    INDENTURE

                          Dated as of December 15, 1994


                    Authorizing the Issuance and Delivery of

                                Senior Securities

            consisting of $250,000,000 aggregate principal amount of

                        6.79% Senior Debentures due 2027


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

                               TABLE OF CONTENTS

                                                                          Page

Recitals...................................................................  1

Form of Face of Security...................................................  2

Form of Reverse of Security................................................  3

ARTICLE I. ISSUANCE OF SENIOR DEBENTURES...................................  8
      Section 1.1.  Issuance of Senior Debentures; Principal Amount;
                     Maturity..............................................  8
      Section 1.2.  Interest on the Senior Debentures; Payment of Interest.  8

ARTICLE II. CERTAIN DEFINITIONS............................................  9
      Section 2.1.  Certain Definitions....................................  9

ARTICLE III. CERTAIN COVENANTS............................................. 15
      Section 3.1.  Liens.................................................. 16
      Section 3.2.  Sale and Leaseback Transactions........................ 16
      Section 3.3.  Permitting Unrestricted Subsidiaries to Become
                     Restricted Subsidiaries............................... 17
      Section 3.4.  Payment Office......................................... 17

ARTICLE IV. REPAYMENT OF SENIOR DEBENTURES AT OPTION OF
      HOLDERS.............................................................. 17
      Section 4.1.  Optional Repayment..................................... 17

ARTICLE V. REDEMPTION OF SENIOR DEBENTURES................................. 17
      Section 5.1.  Right of Redemption.................................... 17

ARTICLE VI. ADDITIONAL EVENTS OF DEFAULT................................... 18
      Section 6.1.  Additional Events of Default........................... 18

ARTICLE VII. DEFEASANCE.................................................... 18
      Section 7.1.  Applicability of Article V of the Indenture............ 18

ARTICLE VIII. MISCELLANEOUS................................................ 19
      Section 8.1.  Reference to and Effect on the Indenture............... 19
      Section 8.2.  Waiver of Certain Covenants............................ 19
      Section 8.3.  Supplemental Indenture May be Executed In Counterparts. 20
      Section 8.4.  Effect of Headings..................................... 20

            NINTH SUPPLEMENTAL INDENTURE, dated as of July 14, 1997, between Federated Department Stores, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and State Street Bank and Trust Company (successor to The First National Bank of Boston), a trust company organized under the laws of the Commonwealth of Massachusetts, as Trustee (the "Trustee"), supplementing that certain Indenture, dated as of December 15, 1994, between the Company and the Trustee (the "Indenture").

                                   RECITALS

            A. The Company has duly authorized the execution and delivery of the Indenture to provide for the issuance from time to time of its unsecured debentures, notes, or other evidences of indebtedness (the "Securities") to be issued in one or more series as provided for in the Indenture.

            B. The Indenture provides that the Securities of each series shall be in substantially the form set forth in the Indenture, or in such other form as may be established by or pursuant to a Board Resolution or in one or more indentures supplemental thereto, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by the Indenture, and may have such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined to be required by the officers executing such Securities, as evidenced by their execution thereof.

            C. The Company and the Trustee have agreed that the Company shall issue and deliver, and the Trustee shall authenticate, Securities denominated "6.79% Senior Debentures due 2027" (the "Senior Debentures") pursuant to the terms of this Supplemental Indenture and substantially in the form set forth below, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by the Indenture and this Supplemental Indenture, and with such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of such Securities.

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                                                                               2


                          [Form of Face of Security]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof, and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances.

                       FEDERATED DEPARTMENT STORES, INC.

                        6.79% SENIOR DEBENTURE DUE 2027

No.  R-                                                           $_______
Cusip No.

            FEDERATED DEPARTMENT STORES, INC., a corporation duly organized and existing under the laws of the State of Delaware (hereinafter called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $__________ on July 15, 2027 and to pay interest thereon from July 14, 1997 or from the most recent
Interest Payment Date to which interest has been paid or duly provided for, semiannually on January 15 and July 15 of each year, commencing on January 15, 1998, at the rate of 6.79% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in said Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            Payment of the principal of and any such interest on this Security shall be made at the office or agency of the Company maintained for the purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register.

            REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS SET FORTH ON THE REVERSE HEREOF. SUCH PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

            This Security shall not be valid or become obligatory for any purpose until the certificate of authentication herein has been signed manually by the Trustee under said Indenture.

            IN WITNESS WHEREOF, this instrument has been duly executed in accordance with the Indenture.

                              FEDERATED DEPARTMENT STORES, INC.


Date Issued: July 14, 1997    By:______________________________


Attest:


By:___________________


                         [Form of Reverse of Security]

                       FEDERATED DEPARTMENT STORES, INC.


            This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities") issued and to be issued in one or more series under an Indenture, dated as of December 15, 1994 (herein called the "Indenture"), between the Company and State Street Bank and Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $250,000,000.

            Subject to and upon compliance with the provisions set forth herein, each Holder of this Security shall have the right, at such Holder's option, to require the Company to repay, and if such right is exercised the Company shall repay, all or any part of such Holder's Securities on July 15, 2004 (the "Optional Repayment Date") at a price (the "Optional Repayment Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to July 15, 2004.

            To exercise such right, the Holder of this Security shall surrender this Security, at the office or agency of the Company in New York, New York, during the period (the "Election Period") beginning on May 15, 2004 and ending at 5:00 p.m. (New York City time) on June 15, 2004 (or, if June 15, 2004 is not a Business Day, the next succeeding Business Day), with the form entitled "Option to Elect Repayment on July 15, 2004" appearing below duly completed. Any such notice received by the Company during the Election Period shall be irrevocable. The repayment option may be exercised by any Holder for less than the entire principal amount of this Security, provided, that the principal amount with respect to which such right is exercised must be equal to $1,000 or an integral multiple of $1,000. In the event of repayment of this Security in part only, a new Security or Securities of like tenor for the unrepaid portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of this Security for repayment shall be determined by the Company, whose determination shall be final and binding.

            Failure by the Company to pay the Optional Repayment Price when required as described in the preceding paragraphs will result in an Event of Default under the Indenture.

            This Security is not redeemable at the option of the Company prior to maturity and is not subject to a sinking fund; provided, however, if at any time on or after July 15, 2004 the aggregate principal amount of the Securities outstanding is $25,000,000 or less, the Company may elect to redeem the Securities at any time thereafter, in whole and not in part, on at least 30 days prior written notice at a redemption price of 100% of the principal amount, together with accrued and unpaid interest thereon, if any, to the date of redemption.

            As a result of certain Sale and Leaseback transactions, the Company may be required to repurchase this Security. In the event of the repurchase of this Security in part only, a new Security or Securities of this series and of like tenor for the portion hereof not so repurchased shall be issued in the name of the Holder hereof upon the cancellation hereof.

            The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Security or (b) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

            If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute such proceeding for 60 calendar days after receipt of such notice, request, and offer of indemnity. The foregoing shall apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

            The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary.

            Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the Company or its agent for registration of transfer, exchange, or payment, and any Security issued upon registration of transfer of, or in exchange for or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL because the registered owner hereof, Cede & Co., has an interest herein.

            All terms used in this Security that are defined in the Indenture shall have the respective meanings assigned to them in the Indenture.

                                ***************

                  Option to Elect Repayment on July 15, 2004

            The undersigned registered Holder of this Security hereby irrevocably exercises the option to require the Company to repay this Security or portion thereof (which is $1,000 or an integral multiple thereof) below designated on July 15, 2004, in accordance with the terms of this Security, and directs that payment be made to the registered Holder hereof unless a different name has been indicated below.


Dated:__________________, 2004

Signature(s) must be guaranteed if              Holder's Signature:
payment is to be made other than to
and in the name of the registered               --------------------------------
Holder.


--------------------------------------
Portion of Security to be repaid (in
integral multiples of $1000) if other
than the full principal amount thereof.

Signature Guarantee

Fill in for payment of Redemption
Price if to be made otherwise than
to the registered Holder
                                                --------------------------------


--------------------------------------
Name


--------------------------------------
Address


--------------------------------------
Please print name and address
(including zip code)

SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER

                              *******************

            D. The Trustee's certificate of authentication shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Trustee



                                    By:
                                       ----------------------------------
                                       Authorized Officer


            E. All acts and things necessary to make the Senior Debentures, when the Senior Debentures have been executed by the Company and authenticated by the Trustee and delivered as provided in the Indenture and this Supplemental Indenture, the valid, binding, and legal obligations of the Company and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed, and the execution and delivery by the Company of the Indenture and this Supplemental Indenture and the issue hereunder of the Senior Debentures have in all respects been duly authorized; and the Company, in the exercise of legal right and power in it vested, is executing and delivering the Indenture and this Supplemental Indenture and proposes to make, execute, issue, and deliver the Senior Debentures.

            NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

            In order to declare the terms and conditions upon which the Senior Debentures are authenticated, issued, and delivered, and in consideration of the premises and of the purchase and acceptance of the Senior Debentures by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Senior Debentures, as follows:

                   ARTICLE I. ISSUANCE OF SENIOR DEBENTURES.

Section 1.1. Issuance of Senior Debentures; Principal Amount; Maturity.

            (a) On July 14, 1997 the Company shall issue and deliver to the Trustee, and the Trustee shall authenticate, Senior Debentures substantially in the form set forth above, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by the Indenture and this Supplemental Indenture, and with such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Senior Debentures, as evidenced by their execution of such Senior Debentures.

            (b) The Senior Debentures shall be issued in the aggregate principal amount of $250,000,000 and shall mature on July 15, 2027.

Section 1.2. Interest on the Senior Debentures; Payment of Interest.

            (a) The Senior Debentures shall bear interest at the rate of 6.79% per annum from July 14, 1997, except in the case of Senior Debentures delivered pursuant to Sections 2.05 or 2.07 of the Indenture, which shall bear interest from the last Interest Payment Date through which interest has been paid.

            (b) The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name a Senior Debenture (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the July 1 or January 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the Senior Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

            (c) Payment of the principal of (and premium, if any) and any such interest on the Senior Debentures shall be made at the office or agency of the Company maintained for the purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Security Register.

                       ARTICLE II. CERTAIN DEFINITIONS.

Section 2.1. Certain Definitions.

            The terms defined in this Section 2.1 (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires) for all purposes of this Supplemental Indenture and of any indenture supplemental hereto have the respective meanings specified in this
Section 2.1. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All other terms used in this Supplemental Indenture that are defined in the Indenture or the Trust Indenture Act, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Supplemental Indenture otherwise requires), have the respective meanings assigned to such terms in the Indenture or the Trust Indenture Act, as the case may be, as in force at the date of this Supplemental Indenture as originally executed.

            "Bank Facilities" means the financing provided for by the Credit Agreement, dated as of December 19, 1994, among the Company, certain financial institutions, Citibank, N.A., as administrative agent, and The Chase Manhattan Bank (as successor to Chemical Bank), as agent, as the same may be amended, supplemented, or otherwise modified from time to time.

            "Cash Equivalent" means: (a) obligations unconditionally guaranteed as to principal and interest by the United States of America or by any agency or authority controlled or supervised by and acting as an instrumentality of the United States of America; (b) obligations (including, but not limited to, demand or time deposits, bankers' acceptances and certificates of deposit) issued by a depository institution or trust company or a wholly owned Subsidiary or branch office of any depository institution or trust company, provided that (i) such depository institution or trust company has, at the time of the Company's or any Restricted Subsidiary's investment therein or contractual commitment providing for such investment, capital, surplus, or undivided profits (as of the date of such institution's most recently published financial statements) in excess of $100.0 million and (ii) the commercial paper of such depository institution or trust company, at the time of the Company's or any Restricted Subsidiary's investment therein or contractual commitment providing for such investment, is rated at least A1 by S&P or P-1 by Moody's; (c) debt obligations (including, but not limited to, commercial paper and medium term notes) issued or unconditionally guaranteed as to principal and interest by any corporation, state, or municipal government or agency or instrumentality thereof, or foreign sovereignty, if the commercial paper of such corporation, state, or municipal government or foreign sovereignty, at the time of the Company's or any Restricted Subsidiary's investment therein or contractual commitment providing for such investment, is rated at least A1 by S&P or P-1 by Moody's; (d) repurchase obligations with a term of not more than seven calendar days for underlying securities of the type described above entered into with a depository institution or trust company meeting the qualifications described in clause (b) above; and (e) Investments in money market or mutual funds that invest predominantly in Cash Equivalents of the type described in clauses (a), (b),
(c), and (d) above; provided, however, that, in the case of clauses (a) through
(c) above, each such investment has a maturity of one year or less from the date of acquisition thereof.

            "Consolidated Net Tangible Assets" means total assets (less depreciation and valuation reserves and other reserves and items deductible from gross book value of specific asset accounts under GAAP) after deducting therefrom (i) all current liabilities and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount, organization expenses, and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with GAAP.

            "Effective Date" means December 19, 1994.

            "Existing Indebtedness" means all Indebtedness under or evidenced by: (a) the Senior Debentures; (b) the Company's 6.79% Senior Debentures due 2027; (c) the Company's 10% Senior Notes due 2001; (d) the Company's 8.125% Senior Notes due 2002; (e) the Company's 5% Convertible Subordinated Notes due 2003; (f) the Company 8 1/2% Senior Notes due 2003; (g) the outstanding principal amount of notes issued pursuant to the Loan Agreement, dated as of December 30, 1987, by and among Allied Stores General Real Estate Company and certain of its Subsidiaries and The Prudential Insurance Company of America; (h) the outstanding principal amount of notes issued pursuant to the Mortgage Note Agreement, dated as of the Effective Date, between Macy's Primary Real Estate, Inc. and Federated Noteholding Corporation; (i) the outstanding principal amount of notes issued pursuant to the Loan Agreement, dated as of May 26, 1994, by and among Lazarus PA, Inc., PNC Bank Ohio, National Association, as agent, and the financial institutions listed on the signature pages thereof; (j) the Capital Lease Obligations of the Company and the Restricted Subsidiaries existing on the date of the initial issuance of the Senior Debentures; (k) the outstanding principal amount of uncertificated obligations of the Company owed to the Internal Revenue Service and other taxing authorities; (l) the existing secured mortgage debt of the Macy's Debtors assumed pursuant to the Plan; (m) the Note Override Agreement, dated as of the Effective Date, by Kings Plaza Shopping Center of Avenue U, Inc., as Issuer, and The John Hancock Mutual Life Insurance Company ("John Hancock"), as Noteholder; (n) the outstanding principal amount of the notes of Broadway Stores, Inc. ("Broadway") held by Federated Noteholding Corporation II ("FNC II"); (o) the outstanding principal amount of mortgage indebtedness of Broadway held by FNC II; (p) the outstanding principal amount of mortgage indebtedness of Broadway to Bank of America; and (q) the other secured Indebtedness of the Company or secured or unsecured Indebtedness of the Restricted Subsidiaries existing on the date of the initial issuance of the Senior Debentures.

            "Investment" means, with respect to any Person, any direct or indirect loan or other extension of credit or capital contribution to (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of any capital stock, bonds, notes, debentures, or other securities or evidences of Indebtedness issued by any other Person. The amount of any Investment shall be the original cost thereof, plus the cost of all additions thereto, without any adjustments for increases or decreases in value, write-ups, write-downs, or write-offs with respect to such Investment.

            "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), security interest, or preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever intended to assure payment of any Indebtedness or other obligation, including without limitation any conditional sale, deferred purchase price, or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, and the filing, under the Uniform Commercial Code or comparable law of any jurisdiction, of any financing statement naming the owner of the asset to which such Lien relates as debtor.

            "Moody's" means Moody's Investors Service, Inc. or any successor to the rating agency business thereof.

            "Notice" means, with respect to an Offer to Purchase, a written notice stating:

            (a) the Section of this Supplemental Indenture pursuant to which such Offer to Purchase is being made;

            (b) the applicable Purchase Amount (including, if less than all the Senior Debentures, the calculation thereof pursuant to the Section hereof requiring such Offer to Purchase);

            (c) the applicable Purchase Date;

            (d) the purchase price to be paid by the Company for each $1,000 principal amount at maturity of Senior Debentures accepted for payment (as specified in this Supplemental Indenture);

            (e) that the Holder of any Senior Debenture may tender for purchase by the Company all or any portion of such Senior Debenture equal to $1,000 principal amount or any integral multiple thereof;

            (f) the place or places where Senior Debentures are to be surrendered for tender pursuant to such Offer to Purchase;

            (g) any Senior Debenture not tendered or tendered but not purchased by the Company pursuant to such Offer to Purchase shall continue to accrue interest as set forth in such Senior Debenture and this Supplemental Indenture;

            (h) that on the Purchase Date the purchase price shall become due and payable upon each Senior Debenture (or portion thereof) selected for purchase pursuant to such Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

            (i) that each Holder electing to tender a Senior Debenture pursuant to such Offer to Purchase shall be required to surrender such Senior Debenture at the place or places specified in the Notice prior to the close of business on the fifth Business Day prior to the Purchase Date (such Senior Debenture being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing);

            (j) that (i) if Senior Debentures (or portions thereof) in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to such Offer to Purchase, the Company shall purchase all such Senior Debentures and (ii) if Senior Debentures in an aggregate principal amount in excess of the Purchase Amount are duly tendered and not withdrawn pursuant to such Offer to Purchase, (A) the Company shall purchase Senior Debentures having an aggregate principal amount equal to the Purchase Amount and (B) the particular Senior Debentures (or portions thereof) to be purchased shall be selected by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for purchase of portions (equal to $1,000 or an integral multiple of $1,000) of the principal amount of Senior Debentures of a denomination larger than $1,000;

            (k) that, in the case of any Holder whose Senior Debenture is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Senior Debenture without service charge, a new Senior Debenture or Senior Debenture of any authorized denomination as requested by such Holder in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Senior Debenture so tendered; and

            (l) any other information required by applicable law to be included therein.

            "Offer to Purchase" means an offer to purchase Senior Debentures pursuant to and in accordance with a Notice, in the aggregate Purchase Amount, on the Purchase Date, and at the purchase price specified in such Notice (as determined pursuant to this Supplemental Indenture). Any Offer to Purchase shall remain open from the time of mailing of the Notice until the Purchase Date, and shall be governed by and effected in accordance with, and the Company and the Trustee shall perform their respective obligations specified in, the Notice for such Offer to Purchase.

            "Permitted Liens" means: (a) Liens (other than Liens on inventory) securing (A) Existing Indebtedness; (B) Indebtedness under the Bank Facilities in an aggregate principal amount at any one time not to exceed $2,800.0 million, less (i) principal payments actually made by the Company on any term loan facility under such Bank Facilities (other than principal payments made in connection with or pursuant to a refinancing of the Bank Facilities in compliance with clause (a)(I) below) and (ii) any amounts by which any revolving credit facility commitments under the Bank Facilities are permanently reduced (other than permanent reductions made in connection with or pursuant to a refinancing of the Bank Facilities in compliance with clause (a)(I) below) except that under no circumstances shall the total allowable indebtedness under this clause (B) be less than $1,250.0 million (subject to increase from and after the date hereof at a rate, compounded annually, equal to 3% per annum) if incurred for the purpose of providing the Company and its Subsidiaries with working capital, including without limitation, bankers' acceptances, letters of credit, and similar assurances of payment whether as part of the Bank Facilities or otherwise; (C) Indebtedness existing as of the date of the initial issuance of Senior Debentures of any Subsidiary of the Company engaged primarily in the business of owning or leasing real property; (D) Indebtedness incurred for the purpose of financing store construction and remodeling or other capital expenditures; (E) Indebtedness in respect of the deferred purchase price of property or arising under any conditional sale or other title retention agreement; (F) Indebtedness of a Person acquired by the Company or a Subsidiary of the Company at the time of such acquisition; (G) to the extent deemed to be "Indebtedness," obligations under swap agreements, cap agreements, collar agreements, insurance arrangements, or any other agreement or arrangement, in each case designed to provide protection against fluctuations in interest rates, the cost of currency or the cost of goods (other than inventory); (H) other Indebtedness in outstanding amounts not to exceed, in the aggregate, the greater of $750.0 million and 12.5% of Consolidated Net Tangible Assets of the Company and the Restricted Subsidiaries at any particular time; and (I) Indebtedness incurred in connection with any extension, renewal, refinancing, replacement, or refunding (including successive extensions, renewals, refinancings, replacements, or refundings), in whole or in part, of any Indebtedness of the Company or the Restricted Subsidiaries; provided, however, that the principal amount of the Indebtedness so incurred does not exceed the sum of the principal amount of the Indebtedness so extended, renewed, refinanced, replaced, or refunded, plus all interest accrued thereon and all related fees and expenses (including any payments made in connection with procuring any required lender or similar consents); (b) Liens incurred and pledges and deposits made in the ordinary course of business in connection with liability insurance, workers' compensation, unemployment insurance, old-age pensions, and other social security benefits other than in respect of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended; (c) Liens securing performance, surety, and appeal bonds and other obligations of like nature incurred in the ordinary course of business; (d) Liens on goods and documents securing trade letters of credit; (e) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's, and vendor's Liens, incurred in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings; (f) Liens securing the payment of taxes, assessments, and governmental charges or levies, either (i) not delinquent or
(ii) being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves shall have been established on the books of the relevant Person in conformity with GAAP; (g) zoning restrictions, easements, rights of way, reciprocal easement agreements, operating agreements, covenants, conditions, or restrictions on the use of any parcel of property that are routinely granted in real estate transactions or do not interfere in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries or the value of such property for the purpose of such business;
(h) Liens on property existing at the time such property is acquired; (i) purchase money Liens upon or in any property acquired or held in the ordinary course of business to secure Indebtedness incurred solely for the purpose of financing the acquisition of such property; (j) Liens on the assets of any Subsidiary of the Company at the time such Subsidiary is acquired; (k) Liens with respect to obligations in outstanding amounts not to exceed $100.0 million at any particular time and that (i) are not incurred in connection with the borrowing of money or obtaining advances or credit (other than trade credit in the ordinary course of business) and (ii) do not in the aggregate interfere in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries; and (l) without limiting the ability of the Company or any Restricted Subsidiary to create, incur, assume, or suffer to exist any Lien otherwise permitted under any of the foregoing clauses, any extension, renewal, or replacement, in whole or in part, of any Lien described in the foregoing clauses; provided, however, that any such extension, renewal, or replacement Lien is limited to the property or assets covered by the Lien extended, renewed, or replaced or substitute property or assets, the value of which is determined by the Board of Directors of the Company to be not materially greater than the value of the property or assets for which the substitute property or assets are substituted.

            "Plan" means the Amended Joint Plan of Reorganization of R.H. Macy & Co., Inc. and certain of its Subsidiaries.

            "Purchase Amount" means the aggregate outstanding principal amount of the Senior Debentures required to be offered to be purchased by the Company pursuant to an Offer to Purchase.

            "Purchase Date" means, with respect to any Offer to Purchase, a date specified by the Company in such Offer to Purchase not less than 30 calendar days or more than 60 calendar days after the date of the mailing of the Notice of such Offer to Purchase (or such other time period as is necessary for the Offer to Purchase to remain open for a sufficient period of time to comply with applicable securities laws).

            "Restricted Subsidiary" means any direct or indirect subsidiary (as that term is defined in Regulation S-X promulgated by the Securities and Exchange Commission) other than an Unrestricted Subsidiary.

            "S&P" means Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc., or any successor to the rating agency business thereof.

            "Sale and Leaseback Transaction" means, with respect to any Person, an arrangement with any bank, insurance company, or other lender or investor or to which such lender or investor is a party providing for the leasing pursuant to a Capital Lease by such Person or any Subsidiary of such Person of any property or asset of such Person or such Subsidiary which has been or is being sold or transferred by such Person or such Subsidiary to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

            "Senior Indebtedness" means any Indebtedness of the Company or its Subsidiaries other than Subordinated Indebtedness.

            "Significant Subsidiary" means any Subsidiary which accounts for (a) 10.0% or more of the total consolidated assets of the Company and its Subsidiaries as of any date of determination or (b) 10.0% or more of the total consolidated revenues of the Company and its Subsidiaries for the most recently concluded fiscal quarter.

            "Subordinated Indebtedness" means any Indebtedness of the Company which is expressly subordinated in right of payment to the Senior Debentures.

            "Unrestricted Subsidiary" means (a) FDS National Bank, FACS Group, Inc., Federated Credit Holdings Corporation, Prime Credit Card Master Trust (to the extent that it is deemed to be a Subsidiary), Prime Credit Card Master Trust II (to the extent it is deemed to be a Subsidiary), Prime Receivables Corporation, Prime II Receivables Corporation, Seven Hills Funding Corporation, Ridge Capital Trust II (to the extent that it is deemed to be a Subsidiary), Macy Financial, Inc., R.H. Macy Overseas Finance, N.V., Macy Credit Corp., and Macy's Data and Credit Services Corp., (b) any Subsidiary of the Company the primary business of which consists of, and is restricted by the charter, partnership agreement, or similar organizational document of such Subsidiary to, financing operations on behalf of the Company and its Subsidiaries, and/or purchasing accounts receivable or direct or indirect interests therein, and/or making loans secured by accounts receivable or direct or indirect interests therein (and business related to the foregoing), or which is otherwise primarily engaged in, and restricted by its charter, partnership agreement, or similar organizational document to, the business of a finance company (and business related thereto), which, in accordance with the provisions of this Supplemental Indenture, has been designated by Board Resolution as an Unrestricted Subsidiary, in each case unless and until any of the Subsidiaries of the Company referred to in the foregoing clauses (a) and (b) is, in accordance with the provisions of this Supplemental Indenture, designated by a Board Resolution as a Restricted Subsidiary, and (c) any Subsidiary of the Company of which, in the case of a corporation, more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation has or might have voting power upon the occurrence of any contingency), or, in the case of any partnership or other legal entity, more than 50% of the ordinary equity capital interests, is at the time directly or indirectly owned or controlled by one or more Unrestricted Subsidiaries and the primary business of which consists of, and is restricted by the charter, partnership agreement or similar organizational document of such Subsidiary to, financing operations on behalf of the Company and its Subsidiaries, and/or purchasing accounts receivable or direct or indirect interests therein, and/or making loans secured by accounts receivable or direct or indirect interests therein (and business related to the foregoing), or which is otherwise primarily engaged in, and restricted by its charter, partnership agreement or similar organizational document to, the business of a finance company (and business related thereto).

                        ARTICLE III. CERTAIN COVENANTS.

            The following covenants shall be applicable to the Company for so long as any of the Senior Debentures are Outstanding. Nothing in this paragraph will, however, affect the Company's obligations under any provision of the Indenture or, except for Article III hereof, this Supplemental Indenture.

Section 3.1. Liens.

            The Company shall not, and shall not permit any Restricted Subsidiary to, create, incur, assume, or suffer to exist any Liens upon any of their respective assets, other than Permitted Liens, unless the Senior Debentures are secured by an equal and ratable Lien on the same assets.

Section 3.2. Sale and Leaseback Transactions.

            The Company shall not, and shall not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless the net cash proceeds therefrom are applied as follows: to the extent that the aggregate amount of cash proceeds (net of all legal, title, and recording tax expenses, commissions, and other fees and expenses incurred, and all federal, state, provincial, foreign, and local taxes and reserves required to be accrued as a liability, as a consequence of such Sale and Leaseback Transaction, net of all payments made on any Indebtedness which is secured by the assets subject to such Sale and Leaseback Transaction in accordance with the terms of any Liens upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Sale and Leaseback Transaction or by applicable law be repaid out of the proceeds from such Sale and Leaseback Transaction, and net of all distributions and other payments made to minority interest holders in Subsidiaries or joint ventures as a result of such Sale and Leaseback Transaction) from such Sale and Leaseback Transaction that shall not have been reinvested in the business of the Company or its Subsidiaries or used to reduce Senior Indebtedness of the Company or its Subsidiaries within 12 months of the receipt of such proceeds (with Cash Equivalents being deemed to be proceeds upon receipt of such Cash Equivalents and cash payments under promissory notes secured by letters of credit or similar assurances of payment issued by commercial banks of recognized standing being deemed to be proceeds upon receipt of such payments) shall exceed $100.0 million ("Excess Sale Proceeds") from time to time, the Company shall offer to repurchase pursuant to an Offer to Purchase Senior Debentures with such Excess Sale Proceeds (on a pro rata basis with any other Senior Indebtedness of the Company or its Subsidiaries required by the terms of such Indebtedness to be repurchased with such Excess Sale Proceeds, based on the principal amount of such Senior Indebtedness required to be repurchased) at 100% of principal amount, plus accrued and unpaid interest, and to pay related costs and expenses. Such Offer to Purchase shall be made by mailing of a Notice to the Trustee and to each Holder at the address appearing in the Security Register, by first class mail, postage prepaid, by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, on a date selected by the Company not later than 12 months from the date such Offer to Purchase is required to be made pursuant to the immediately preceding sentence. To the extent that the aggregate purchase price for Senior Debentures or other Senior Indebtedness tendered pursuant to such offer to repurchase is less than the aggregate purchase price offered in such offer, an amount of Excess Sale Proceeds equal to such shortfall shall cease to be Excess Sale Proceeds and may thereafter be used for general corporate purposes. On the Purchase Date, the Company shall (i) accept for payment Senior Debentures or portions thereof tendered pursuant to the Offer to Purchase in an aggregate principal amount equal to the Purchase Amount (selected by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for purchase of portions (equal to $1,000 or an integral multiple of $1,000) of the principal amount of Senior Debentures of a denomination larger than $1,000), (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Senior Debentures or portions thereof so accepted, and (iii) deliver to the Trustee Senior Debentures so accepted. The Paying Agent shall promptly mail to the Holders of Senior Debentures so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail to such Holders a new Senior Debenture equal in principal amount to any unpurchased portion of each Senior Debenture surrendered.

            Election of the Offer to Purchase by a Holder shall (unless otherwise provided by law) be irrevocable. The payment of accrued interest as part of any repurchase price on any Purchase Date shall be subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to such Purchase Date.

            If an Offer to Purchase Senior Debentures is made, the Company shall comply with all tender offer rules, including but not limited to Section 14(e) under the Exchange Act and Rule 14e-1 thereunder, to the extent applicable to such Offer to Purchase.

Section 3.3. Permitting Unrestricted Subsidiaries to Become Restricted
             Subsidiaries.

            The Company shall not permit any Unrestricted Subsidiary to be designated as a Restricted Subsidiary unless such Subsidiary has outstanding no Indebtedness except such Indebtedness as the Company could permit it to become liable for immediately after becoming a Restricted Subsidiary and such Subsidiary is otherwise in compliance with all provisions of the Indenture and this Supplemental Indenture that apply to Restricted Subsidiaries.

Section 3.4. Payment Office.

            The Company shall cause a Payment Office for the Senior Debentures to be maintained at all times in New York, New York.

        ARTICLE IV. REPAYMENT OF SENIOR DEBENTURES AT OPTION OF HOLDERS

Section 4.1. Optional Repayment

            Registered Holders of Senior Debentures shall have the right to require the Company to repay such Senior Debentures in accordance the provisions of the form of Securities set forth herein.

                  ARTICLE V. REDEMPTION OF SENIOR DEBENTURES

Section 5.1. Right of Redemption

            The Senior Debentures may be redeemed by the Company in accordance the provisions of the form of Securities set forth herein.

                   ARTICLE VI. ADDITIONAL EVENTS OF DEFAULT.

Section 6.1. Additional Events of Default.

            In addition to the Events of Default set forth in the Indenture, the term "Event of Default," whenever used in the Indenture or this Supplemental Indenture with respect to the Senior Debentures, means any one of the following events (whatever the reason for such Event of Default and whether it may be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body):

            (a) the failure to redeem or repay the Senior Debentures when required pursuant to the terms and conditions thereof or to pay the repurchase price for Senior Debentures to be repurchased in accordance with Sections 3.2, 4.1 and 5.1 of this Supplemental Indenture;

            (b) any nonpayment at maturity or other default is made under any agreement or instrument relating to any other Indebtedness of the Company or any Restricted Subsidiary (the unpaid principal amount of which is not less than $100.0 million), and, in any such case, such default (i) continues beyond any period of grace provided with respect thereto and
      (ii) results in such Indebtedness becoming due prior to its stated maturity or occurs at the final maturity of such Indebtedness; provided, however, that, subject to the provisions of Section 9.01 and 8.08 of the Indenture, the Trustee shall not be deemed to have knowledge of such nonpayment or other default unless either (1) a Responsible Officer of the Trustee has actual knowledge of nonpayment or other default or (2) the Trustee has received written notice thereof from the Company, from any Holder, from the holder of any such Indebtedness or from the trustee under the agreement or instrument, relating to such Indebtedness;

            (c) the entry of one or more judgments or orders for the payment of money against the Company or any Restricted Subsidiary, which judgments and orders create a liability of $100.0 million or more in excess of insured amounts and have not been stayed

      (by appeal or otherwise), vacated, discharged, or otherwise satisfied within 60 calendar days of the entry of such judgments and orders; and

            (d) Events of Default of the type and subject to the conditions set forth in clauses (vi) and (vii) of Section 8.01(a) of the Indenture in respect of any Significant Subsidiary or, in related events, any group of Subsidiaries which, if considered in the aggregate, would be a Significant Subsidiary of the Company.

                           ARTICLE VII. DEFEASANCE.

Section 7.1.  Applicability of Article V of the Indenture.

            (a) The Senior Debentures shall be subject to Defeasance and Covenant Defeasance as provided in Article V of the Indenture; provided, however, that no Defeasance or Covenant Defeasance shall be effective unless and until:

                    (i) there shall have been delivered to the Trustee the opinion of a nationally recognized independent public accounting firm certifying the sufficiency of the amount of the moneys, U.S. Government Obligations, or a combination thereof, placed on deposit to pay, without regard to any reinvestment, the principal of and any premium and interest on the Senior Debentures on the Stated Maturity thereof or on any earlier date on which the Senior Debentures shall be subject to redemption;

                    (ii) there shall have been delivered to the Trustee the certificate of a Responsible Officer of the Company certifying, on behalf of the Company, to the effect that such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any agreement to which the Company is a party or violate any law to which the Company is subject; and

                    (iii) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 8.01(a)(vi) and (vii), at any time on or prior to the 124th calendar day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 124th calendar day).

            (b) Upon the exercise of the option provided in Section 5.01 of the Indenture to have Section 5.03 of the Indenture applied to the Outstanding Senior Debentures, in addition to the obligations from which the Company shall be released specified in the Indenture, the Company shall be released from its obligations under Article III hereof.

                         ARTICLE VIII. MISCELLANEOUS.

Section 8.1. Reference to and Effect on the Indenture.

            This Supplemental Indenture shall be construed as supplemental to the Indenture and all the terms and conditions of this Supplemental Indenture shall be deemed to be part of the terms and conditions of the Indenture. Except as set forth herein, the Indenture heretofore executed and delivered is hereby (i) incorporated by reference in this Supplemental Indenture and (ii) ratified, approved and confirmed.

Section 8.2. Waiver of Certain Covenants.

            The Company may omit in any particular instance to comply with any term, provision, or condition set forth in Article III hereof if the Holders of a majority in principal amount of the Outstanding Senior Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision, or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision, or condition shall remain in full force and effect.

Section 8.3. Supplemental Indenture May be Executed In Counterparts.

            This instrument may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 8.4.  Effect of Headings.

            The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[Seal]                                   FEDERATED DEPARTMENT STORES, INC.


                                         By:
                                            -----------------------------
                                         Name:
                                         Title:

Attest:


------------------------------------
Name:
Title:


STATE STREET BANK AND TRUST COMPANY,
as Trustee


                                         By:
                                            -----------------------------
                                         Name:
                                         Title:

Attest:


------------------------------------
Name:
Title:

STATE OF OHIO           )
                        ) ss.:
COUNTY OF HAMILTON      )

            On this ____ day of July, 1997, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he/she is a __________________________ of FEDERATED DEPARTMENT STORES, INC., one of the entities described in and which executed the above instrument; that he/she knows the seal of said entity; that the seal or a facsimile thereof affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said entity, and that he/she signed his/her name thereto by like authority.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ----------------------------
                                                Notary Public

COMMONWEALTH OF MASSACHUSETTS )
                              ) ss.:
COUNTY OF SUFFOLK             )

            On this ____ day of July, 1997, before me personally came ______________________, to me known, who, being by me duly sworn, did depose and say that he/she is a _________________________ of STATE STREET BANK AND TRUST COMPANY, one of the entities described in and which executed the above instrument; that he/she knows the seal of said entity; that the seal or a facsimile thereof affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said entity, and that he/she signed his/her name thereto by like authority.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                ----------------------------
                                                Notary Public